                                                    Chase Manhattan Bank USA, N.A.
                                                 Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                             Series 1996-4
                                                                                                        Distribution Date:   8/17/98

Section 5.2 - Supplement                                       Class A         Class B       Collateral                 Total
 -----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                    0.00           0.00           0.00                    0.00

(ii)    Monthly Interest Distributed                             7,425,687.50     642,331.40     863,675.71            8,931,694.61
        Deficiency Amounts                                               0.00           0.00                                   0.00
        Additional Interest                                              0.00           0.00                                   0.00
        Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)   Collections of Principal Receivables                   158,316,279.07  13,192,947.87  16,962,533.86          188,471,760.79

(iv)    Collections of Finance Charge Receivables               21,649,496.88   1,804,114.43   2,319,599.26           25,773,210.57

(v)     Aggregate Amount of Principal Receivables                                                                 15,483,213,585.03

                                           Investor Interest 1,400,000,000.00 116,666,000.00 150,000,666.67        1,666,666,666.67
                                           Adjusted Interest 1,400,000,000.00 116,666,000.00 150,000,666.67        1,666,666,666.67

                                                 Series
        Floating Investor Percentage                  10.76%            84.00%          7.00%          9.00%                 100.00%
        Fixed Investor Percentage                     10.76%            84.00%          7.00%          9.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.18%
                30 to 59 days                                                                                                  1.59%
                60 to 89 days                                                                                                  1.08%
                90 or more days                                                                                                2.15%
                                              Total Receivables                                                              100.00%

(vii)   Investor Default Amount                                  8,090,319.90     674,189.47     866,823.84            9,631,333.22

(viii)  Investor Charge-Offs                                             0.00           0.00           0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00           0.00           0.00

(x)     Servicing Fee                                            1,166,666.67      97,221.67     125,000.56            1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        11.62%

(xii)   Reallocated Monthly Principal                                                   0.00           0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)         1,400,000,000.00 116,666,000.00 150,000,666.67        1,666,666,666.67

(xiv)   LIBOR                                                                                                               5.65625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall                                                                   ===================

(xix)   Available Funds                                         20,482,830.21   1,706,892.76   2,194,598.70           24,384,321.68

(xx)    Certificate Rate                                                 5.78625%       6.00625%       6.28125%

------------------------------------------------------------------------------------------------------------------------------------

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 1997-1
                                                                                                          Distribution Date: 8/17/98

Section 5.2 - Supplement                                    Class A          Class B        Collateral               Total
---------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                 0.00             0.00            0.00                   0.00

(ii)    Monthly Interest Distributed                          6,057,505.21       522,359.73      712,270.34           7,292,135.28
        Deficiency Amounts                                            0.00             0.00                                   0.00
        Additional Interest                                           0.00             0.00                                   0.00
        Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)   Collections of Principal Receivables                130,045,514.95    10,837,088.55   13,933,485.72         154,816,089.22

(iv)    Collections of Finance Charge Receivables            17,783,515.29     1,481,954.45    1,905,381.79          21,170,851.54

(v)     Aggregate Amount of Principal Receivables                                                                15,483,213,585.03

                                        Investor Interest 1,150,000,000.00    95,833,000.00  123,214,619.00       1,369,047,619.00
                                        Adjusted Interest 1,150,000,000.00    95,833,000.00  123,214,619.00       1,369,047,619.00

                                                Series
        Floating Investor Percentage                 8.84%           84.00%            7.00%           9.00%                100.00%
        Fixed Investor Percentage                    8.84%           84.00%            7.00%           9.00%                100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.18%
                30 to 59 days                                                                                                 1.59%
                60 to 89 days                                                                                                 1.08%
                90 or more days                                                                                               2.15%
                                              Total Receivables                                                             100.00%

(vii)   Investor Default Amount                               6,645,619.92       553,799.73      712,032.63           7,911,452.29

(viii)  Investor Charge-Offs                                          0.00             0.00            0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                    0.00             0.00            0.00

(x)     Servicing Fee                                           958,333.33        79,860.83      102,678.85           1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       11.62%

(xii)   Reallocated Monthly Principal                                                  0.00            0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      1,150,000,000.00    95,833,000.00  123,214,619.00       1,369,047,619.00

(xiv)   LIBOR                                                                                                               5.65625%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall                                                                   ==================

(xix)   Available Funds                                      16,825,181.96     1,402,093.62    1,802,702.94          20,029,978.52

(xx)    Certificate Rate                                              5.74625%         5.94625%        6.30625%

---------------------------------------------------------------------------------------------------------------------------------

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 1997-2
                                                                                                         Distribution Date:  8/7/98
                                                                                                         PerioRevolving
Section 5.2 - Supplement                                  Class A            Class B         Collateral               Total
---------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00             0.00             0.00                    0.00

(ii)    Monthly Interest Distributed                        7,875,000.00       458,095.13       661,715.34            8,994,810.47
        Deficiency Amounts                                          0.00             0.00                                     0.00
        Additional Interest                                         0.00             0.00                                     0.00
        Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii)   Collections of Principal Receivables              169,624,584.71     9,637,729.65    13,492,895.59          192,755,209.95

(iv)    Collections of Finance Charge Receivables          23,195,889.51     1,317,944.05     1,845,131.80           26,358,965.36

(v)     Aggregate Amount of Principal Receivables                                                                15,483,213,585.03

                                      Investor Interest 1,500,000,000.00    85,227,000.00   119,318,455.00        1,704,545,455.00
                                      Adjusted Interest 1,500,000,000.00    85,227,000.00   119,318,455.00        1,704,545,455.00

                                             Series
        Floating Investor Percentage              11.01%           88.00%            5.00%            7.00%                 100.00%
        Fixed Investor Percentage                 11.01%           88.00%            5.00%            7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                      95.18%
                30 to 59 days                                                                                                 1.59%
                60 to 89 days                                                                                                 1.08%
                90 or more days                                                                                               2.15%
                                          Total Receivables                                                                 100.00%

(vii)   Investor Default Amount                             8,668,199.90       492,509.78       689,517.48            9,850,227.16

(viii)  Investor Charge-Offs                                        0.00             0.00             0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00

(x)     Servicing Fee                                       1,250,000.00        71,022.50        99,432.05            1,420,454.55

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       11.62%

(xii)   Reallocated Monthly Principal                                                0.00             0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    1,500,000,000.00    85,227,000.00   119,318,455.00        1,704,545,455.00

(xiv)   LIBOR                                                                                                               5.65625%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall                                                                  ===================

(xix)   Available Funds                                    21,945,889.51     1,246,921.55     1,745,699.75           24,938,510.82

(xx)    Certificate Rate                                            6.30000%         6.45000%         6.15625%

---------------------------------------------------------------------------------------------------------------------------------

                                                      Chase Manhattan Bank USA, N.A.
                                                  Monthly Certificateholder's Statement

                                                      Chase Credit Card Master Trust
                                                              Series 1997-3
                                                                                                          Distribution Date: 8/17/98
Section 5.2 - Supplement                                                  Class A      Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)               Monthly Principal Distributed                            0.00            0.00             0.00               0.00

(ii)              Monthly Interest Distributed                             0.00      114,700.86       157,298.28         271,999.13
                  Deficiency Amounts                                       0.00            0.00                                0.00
                  Additional Interest                                      0.00            0.00                                0.00
                  Accrued and Unpaid Interest                                                               0.00               0.00

(iii)             Collections of Principal Receivables            28,270,764.12    2,355,859.32     3,029,048.18      33,655,671.61

(iv)              Collections of Finance Charge Receivables        3,865,981.59      322,159.98       414,217.47       4,602,359.04

(v)               Aggregate Amount of Principal Receivables                                                       15,483,213,585.03

                                               Investor Interest 250,000,000.00   20,833,000.00    26,786,048.00     297,619,048.00
                                               Adjusted Interest 250,000,000.00   20,833,000.00    26,786,048.00     297,619,048.00

                                                        Series
                  Floating Investor Percentage                1.92%       84.00%        7.00%         9.00%                  100.00%
                  Fixed Investor Percentage                   1.92%       84.00%        7.00%         9.00%                  100.00%

(vi)              Receivables Delinquent (As % of Total Receivables)
                                               Current                                                                        95.18%
                                               30 to 59 days                                                                   1.59%
                                               60 to 89 days                                                                   1.08%
                                               90 or more days                                                                 2.15%
                                                            Total Receivables                                                100.00%

(vii)             Investor Default Amount                          1,444,699.98      120,389.74       154,791.21       1,719,880.93

(viii)            Investor Charge-Offs                                     0.00            0.00             0.00               0.00

(ix)              Reimbursed Investor Charge-Offs/Reductions               0.00            0.00             0.00

(x)               Servicing Fee                                      208,333.33       17,360.83        22,321.71         248,015.87

(xi)              Portfolio Yield (Net of Defaulted Receivables)                                                              11.64%

(xii)             Reallocated Monthly Principal                                            0.00             0.00               0.00

(xiii)            Closing Investor Interest (Class A Adjusted)   250,000,000.00   20,833,000.00    26,786,048.00     297,619,048.00

(xiv)             LIBOR                                                                                                     5.65625%

(xv)              Principal Funding Account Balance                                                                            0.00

(xvi)             Accumulation Shortfall                                                                                       0.00

(xvii)            Principal Funding Investment Proceeds                                                                        0.00

(xviii)           Principal Investment Funding Shortfall                                                             ==============

(xix)             Available Funds                                  3,662,696.41      304,799.14       391,895.77       4,359,391.32

(xx)              Certificate Rate                                            6.77700%     6.00625%      6.40625%

------------------------------------------------------------------------------------------------------------------------------------

                                             Chase Manhattan Bank USA, N.A.
                                         Monthly Certificateholder's Statement

                                             Chase Credit Card Master Trust
                                                     Series 1997-4
                                                                                                   Distribution Date: 8/17/98

Section 5.2 - Supplement                                          Class A        Class B      Collateral            Total
------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                 0.00           0.00          0.00                  0.00

(ii)    Monthly Interest Distributed                          3,198,937.50     275,744.79    361,305.81          3,835,988.10
        Deficiency Amounts                                            0.00           0.00                                0.00
        Additional Interest                                           0.00           0.00                                0.00
        Accrued and Unpaid Interest                                                                0.00                  0.00

(iii)   Collections of Principal Receivables                 67,849,833.89   5,654,152.82  7,269,625.14         80,773,611.85

(iv)    Collections of Finance Charge Receivables             9,278,355.80     773,196.32    994,109.56         11,045,661.68

(v)     Aggregate Amount of Principal Receivables                                                           15,483,213,585.03

                                          Investor Interest 600,000,000.00  50,000,000.00 64,285,715.00        714,285,715.00
                                          Adjusted Interest 600,000,000.00  50,000,000.00 64,285,715.00        714,285,715.00

                                              Series
        Floating Investor Percentage                  4.6132911%     84.00%          7.00%         9.00%               100.00%
        Fixed Investor Percentage                     4.61%          84.00%          7.00%         9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                 95.18%
                30 to 59 days                                                                                            1.59%
                60 to 89 days                                                                                            1.08%
                90 or more days                                                                                          2.15%
                                           Total Receivables                                                           100.00%

(vii)   Investor Default Amount                               3,467,279.96     288,940.00    371,494.29          4,127,714.24

(viii)  Investor Charge-Offs                                          0.00           0.00          0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00          0.00

(x)     Servicing Fee                                           500,000.00      41,666.67     53,571.43            595,238.10

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                  11.62%

(xii)   Reallocated Monthly Principal                                                0.00          0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)        600,000,000.00  50,000,000.00 64,285,715.00        714,285,715.00

(xiv)   LIBOR                                                                                                            5.65625%

(xv)    Principal Funding Account Balance                                                                                0.00

(xvi)   Accumulation Shortfall                                                                                           0.00

(xvii)  Principal Funding Investment Proceeds                                                                            0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                              ===================

(xix)   Available Funds                                       8,778,355.80     731,529.65    940,538.13         10,450,423.59

(xx)    Certificate Rate                                              5.81625%       6.01625%      6.25625%

-----------------------------------------------------------------------------------------------------------------------------------

                                              Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                              Chase Credit Card Master Trust
                                                       Series 1997-5
                                                                                                      Distibution Date:  8/17/98

Section 5.2 - Supplement                                          Class A        Class B       Collateral            Total
--------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                   0.00           0.00           0.00                  0.00

(ii)    Monthly Interest Distributed                            2,580,833.33     151,230.58     229,915.89          2,961,979.80
        Deficiency Amounts                                              0.00           0.00                                 0.00
        Additional Interest                                             0.00           0.00           0.00                  0.00
        Accrued and Unpaid Interest                                                                                         0.00

(iii)   Collections of Principal Receivables                   56,541,528.24   3,212,576.55   4,497,631.94         64,251,736.73

(iv)    Collections of Finance Charge Receivables               7,731,963.17     439,314.68     615,043.94          8,786,321.80

(v)     Aggregate Amount of Principal Receivables                                                              15,483,213,585.03

                                            Investor Interest 500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00
                                            Adjusted Interest 500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

                                                Series
        Floating Investor Percentage                    3.67%          88.00%          5.00%          7.00%               100.00%
        Fixed Investor Percentage                       3.67%          88.00%          5.00%          7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                    95.18%
                30 to 59 days                                                                                               1.59%
                60 to 89 days                                                                                               1.08%
                90 or more days                                                                                             2.15%
                                              Total Receivables                                                           100.00%

(vii)   Investor Default Amount                                 2,889,399.97     164,169.93     229,839.16          3,283,409.06

(viii)  Investor Charge-Offs                                            0.00           0.00           0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00           0.00

(x)     Servicing Fee                                             416,666.67      23,674.17      33,144.02            473,484.85

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     11.62%

(xii)   Reallocated Monthly Principal                                                  0.00           0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

(xiv)   LIBOR                                                                                                               5.65625%

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvi)   Accumulation Shortfall                                                                                              0.00

(xvii)  Principal Funding Investment Proceeds                                                                               0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                         ===================

(xix)   Available Funds                                         7,315,296.50     415,640.52     581,899.93          8,312,836.95

(xx)    Certificate Rate                                                6.19400%       6.38800%       6.30625%

----------------------------------------------------------------------------------------------------------------------------

                                                Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                        Series 1998-2
                                                                                                          Distribution Date: 8/17/98

Section 5.2 - Supplement                                                Class A         Class B       Collateral          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)           Monthly Principal Distributed                                  0.00            0.00            0.00               0.00

(ii)          Monthly Interest Distributed                          12,138,227.56      360,933.89      481,744.82      12,980,906.27
              Deficiency Amounts                                             0.00            0.00                               0.00
              Additional Interest                                            0.00            0.00                               0.00
              Accrued and Unpaid Interest                                                                    0.00               0.00

(iii)         Collections of Principal Receivables                  90,466,445.18    7,538,795.04    9,692,908.87     107,698,149.09

(iv)          Collections of Finance Charge Receivables             12,371,141.07    1,030,918.11    1,325,489.72      14,727,548.91

(v)           Aggregate Amount of Principal Receivables                                                            15,483,213,585.03

                                               Investor Interest   800,000,000.00   66,666,000.00   85,714,953.00     952,380,953.00
                                               Adjusted Interest   800,000,000.00   66,666,000.00   85,714,953.00     952,380,953.00

                                                        Series
              Floating Investor Percentage                   6.15%          84.00%           7.00%           9.00%           100.00%
              Fixed Investor Percentage                      6.15%          84.00%           7.00%           9.00%           100.00%

(vi)          Receivables Delinquent (As % of Total Receivables)
                                           Current                                                                            95.18%
                                           30 to 59 days                                                                       1.59%
                                           60 to 89 days                                                                       1.08%
                                           90 or more days                                                                     2.15%
                                                        Total Receivables                                                    100.00%

(vii)         Investor Default Amount                                4,623,039.94      385,249.48      495,329.56       5,503,618.99

(viii)        Investor Charge-Offs                                           0.00            0.00            0.00               0.00

(ix)          Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00            0.00

(x)           Servicing Fee                                            666,666.67       55,555.00       71,429.13         793,650.79

(xi)          Portfolio Yield (Net of Defaulted Receivables)                                                                  11.66%

(xii)         Reallocated Monthly Principal                                                  0.00            0.00               0.00

(xiii)        Closing Investor Interest (Class A Adjusted)         800,000,000.00   66,666,000.00   85,714,953.00     952,380,953.00

(xiv)         LIBOR                                                                                                         5.65625%

(xv)          Principal Funding Account Balance                                                                                 0.00

(xvi)         Accumulation Shortfall                                                                                            0.00

(xvii)        Principal Funding Investment Proceeds                                                                             0.00

(xviii)       Principal Investment Funding Shortfall
                                                                                                                       =============

(xix)         Available Funds                                       19,623,482.25      975,363.11    1,254,060.59      21,852,905.96

(xx)          Certificate Rate                                               5.79758%        5.90625%        6.13125%

-------------------------------------------------------------------------------------------------------------------------------

                                                                                 Chase Manhattan Bank USA, N.A.
                                                                              Monthly Certificateholder's Statement

                                                                                 Chase Credit Card Master Trust
                                                                                          Series 1998-3
                                                                                                        Distribution Date:  8/17/98

Section 5.2 - Supplement                              Class A             Class B           Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                          0.00               0.00                0.00                     0.00

(ii)    Monthly Interest Distributed                   3,000,000.00         174,711.25          272,856.82             3,447,568.07
        Deficiency Amounts                                     0.00               0.00                                         0.00
        Additional Interest                                    0.00               0.00                0.00                     0.00
        Accrued and Unpaid Interest                                                                                            0.00

(iii)   Collections of Principal Receivables          67,849,833.89       3,855,001.40        5,397,248.70            77,102,083.98

(iv)    Collections of Finance Charge Receivables      9,278,355.80         527,165.25          738,065.09            10,543,586.14

(v)     Aggregate Amount of Principal Receivables                                                                 15,483,213,585.03

                              Investor Interest      600,000,000.00      34,090,000.00       47,728,182.00           681,818,182.00
                              Adjusted Interest      600,000,000.00      34,090,000.00       47,728,182.00           681,818,182.00

                                                                                 Series
        Floating Investor Percentage    4.40%                 88.00%              5.00%               7.00%                  100.00%
        Fixed Investor Percentage       4.40%                 88.00%              5.00%               7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                              Current                                                                                         95.18%
                              30 to 59 days                                                                                    1.59%
                              60 to 89 days                                                                                    1.08%
                              90 or more days                                                                                  2.15%
                                                       Total Receivables                                                     100.00%

(vii)   Investor Default Amount                        3,467,279.96         196,999.29          275,811.61             3,940,090.86

(viii)  Investor Charge-Offs                                   0.00               0.00                0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00               0.00                0.00

(x)     Servicing Fee                                    500,000.00          28,408.33           39,773.49               568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        11.62%

(xii)   Reallocated Monthly Principal                                             0.00                0.00                     0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 600,000,000.00      34,090,000.00       47,728,182.00           681,818,182.00

(xiv)   LIBOR                                                                                                               5.65625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                            ========================

(xix)   Available Funds                                8,778,355.80         498,756.92          698,291.61             9,975,404.33

(xx)    Certificate Rate                                  6.00000%           6.15000%            6.30625%

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